UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2006
Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ		08889-0100

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (908) 423-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-12: COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
EX-23: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99: FINANCIAL STATEMENTS, NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Item 8.01. Other Events.
Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Merck & Co., Inc. and its subsidiaries at December 31, 2005 and December 31, 2004, and the related consolidated statements of income, of retained earnings, of comprehensive income, and of cash flows for each of the three years in the period ended December 31, 2005 (the “Financial Statements”), the Notes to Consolidated Financial Statements, Management’s Report and the Report of Independent Registered Public Accounting Firm, attached as Exhibit 99. Also filed with this Form 8-K are the statement of Computation of Ratios of Earnings to Fixed Charges, attached as Exhibit 12 and the Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 12	Computation of Ratios of Earnings to Fixed Charges

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99	Financial Statements, Notes to Consolidated Financial Statements, Management’s Report and Report of Independent Registered Public Accounting Firm
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.
Date: February 28, 2006	By:	/s/ Debra A. Bollwage
DEBRA A. BOLLWAGE
Senior Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 12	Computation of Ratios of Earnings to Fixed Charges

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99	Financial Statements, Notes to Consolidated Financial Statements, Management’s Report and Report of Independent Registered Public Accounting Firm